J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Europe Dynamic Fund

(All Share Classes)

(the “Fund”)

Supplement dated October 5, 2023

to the current Summary Prospectuses and Prospectuses, as supplemented

Portfolio Manager Retirement In Spring 2024. John Baker has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in spring 2024. Until his retirement, Mr. Baker will continue to serve on the portfolio management team of the Fund. In order to provide additional depth and continuity to the portfolio management team, Alexander Whyte will be added to the portfolio management team of the Fund effective October 31, 2023.

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses are deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan Ingram	2007	Managing Director
John Baker*	2005	Managing Director
Blake Crawford	2019	Executive Director
Alexander Whyte**	2023	Executive Director

*	Mr. Baker has announced his retirement from JPMIM effective spring 2024. Until his retirement, Mr. Baker will continue to serve on the portfolio management team.
**	Mr. Whyte will be added to the portfolio management team of the Fund effective October 31, 2023.

In addition, effective October 31, 2023, the “The Funds’ Management and Administration — The Portfolio Managers — Europe Dynamic Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

The portfolio management team utilizes a team based approach and is comprised of Jonathan Ingram, John Baker, Blake Crawford and Alexander Whyte. Mr. Ingram, a Managing Director and CFA charterholder, Mr. Baker, a Managing Director, Blake Crawford, an Executive Director and CFA charterholder, and Mr. Whyte, an Executive Director and CFA charterholder, share authority in management of the Fund.

Mr. Ingram is Head of the Unconstrained portfolios sub-team within the J.P. Morgan Asset Management International Equity Group. Mr. Ingram has been employed by JPMIM or its affiliates (or one of their predecessors) since 2000, and has been a portfolio manager of the Fund since April 2007. Mr. Baker is a portfolio manager within the Unconstrained portfolios sub-team of the J.P. Morgan Asset Management International Equity Group. Mr. Baker has been employed by JPMIM or its affiliates (or one of their predecessors) since 1994, and has been a portfolio manager of the Fund since July 2005. Mr. Crawford is a portfolio manager within the Unconstrained portfolios sub-team of the J.P. Morgan Asset Management International Equity Group. Mr. Crawford has been employed by JPMIM or its affiliates (or one of their predecessors) since 2008, and has been a portfolio manager of the Fund since April 2019. Mr. Whyte is a portfolio manager within the Unconstrained portfolios sub-team of the J.P. Morgan Asset Management International Equity Group. Mr. Whyte has been employed by JPMIM or its affiliates (or one of their predecessors) since 2013, and has been a portfolio manager of the Fund since October 2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-ED-1023